UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

Dollarama Group Holdings L.P.

(Exact name of registrant as specified in their charters)

Quebec, Canada	333-143444	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On April 8, 2010, Dollarama Inc., the parent company of Dollarama Group Holdings L.P. (the “Partnership”), issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. On April 8, 2010, Dollarama Inc. also filed its Management’s Discussion and Analysis, dated April 8, 2010 and Financial Statements for the fourth quarter and fiscal year ended January 31, 2010, in Canada, copies of which are furnished herewith as Exhibit 99.2 and 99.3, respectively, and incorporated herein by reference.

The information in this Current Report on Form 8-K under this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Partnership’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Dollarama Inc., dated April 8, 2010

99.2	Management’s Discussion and Analysis of Dollarama Inc., dated April 8, 2010

99.3	Financial Statements of Dollarama Inc. for the fourth quarter and fiscal year ended January 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP HOLDINGS L.P.

By:	Dollarama Group Holdings GP ULC, its general partner

By:	/s/ Nicholas Nomicos
	Name:	Nicholas Nomicos
	Title:	Interim Chief Financial Officer

Date: April 8, 2010

EXHIBIT INDEX

99.1	Press Release of Dollarama Inc., dated April 8, 2010

99.2	Management’s Discussion and Analysis of Dollarama Inc., dated April 8, 2010

99.3	Financial Statements of Dollarama Inc. for the fourth quarter and fiscal year ended January 31, 2010